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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 16, 2001


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



          Nevada                      333-37550                 36-4396302
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


          4150 Technology Way
          Carson City, Nevada                       89706
    (Address of principal executive offices)     (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS

         The registrant is filing a term sheet relating to the Harley-Davidson Motorcycle Trust 2001-1 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:


     EXHIBIT NO.       DOCUMENT
     -----------       ----------
        20             Term Sheet



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                  By: /s/ Perry A. Glassgow
                                      -----------------------------------
                                          Perry A. Glassgow
                                          Treasurer




April 16, 2001

                                    -3-

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                                  EXHIBIT INDEX




  EXHIBIT NO.       DOCUMENT                         PAGE
  -----------       ----------                       -----
     20             Term Sheet                         5







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